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                                                                   EXHIBIT 10.29


TO:       John L. Pickitt

SUBJECT:  Contractor Agreement Dated May 11, 1998

The Contractor Agreement between Edward M. Esber, Jr. and Integrated Circuit Systems, Inc. is amended as follows:

                                  SCHEDULE I

11. Services to be Performed: Management consulting with respect to strategies and plans for ICS and its affiliated companies, as from time to time may be expressly requested by the Project Coordinator.

12.  Terms of Agreement:  May 11, 1998 to December 31, 1998.

13.  Project Coordinator:  Henry I. Boreen

14. COMPENSATION: ICS AGREES TO PAY CONTRACTOR AS FOLLOWS FOR THE SUCCESSFUL COMPLETION OF REQUIRED SERVICES:

     Two thousand dollars ($2,000.00) per day (or the prorata portion thereof based upon an eight hour day) for the services requested by the Project Coordinator, not to exceed ten (10) days per month.

15.  Other Pertinent Information:

     (g)  Paragraph 4.B., reference to "sixty (60) days" is charged to "thirty
          (30) days

     (h) Paragraph 8.H. is amended by inserting", provided, however, that the obligations imposed hereunder by Paragraph 8.C. shall terminate with respect to any particular Confidential Information after a period of three years from the date of ICS's disclosure of such Confidential Information to Contractor" after the phrase "association with ICS".

     (i)  Paragraph 11.H. is hereby deleted.

IN WITNESS WHEREOF, the parties hereto acknowledge their Agreement as follows:

Integrated Circuit Systems, Inc.            Contractor

By:           __________________________    By:         ________________________

Typed Name:   Henry I. Boreen, Chairman     Typed Name: John L. Pickitt
              --------------------------                ------------------------
              2435 Blvd. of the Generals
Address:      Norristown, PA 19403          Address:    ________________________
              --------------------------

Date:         September 11, 1998            Date:        _______________________
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